Exhibit 10.6
                                                                  Execution Copy

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

         This ASSIGNMENT AND ASSUMPTION AGREEMENT, dated as of July 30, 2003, is entered into by and between FirstPlus Financial Group, Inc., a Nevada corporation ("Assignor"), and Class Representative Edward P. Doremus, III, on behalf of all Class Members (the "Assignee") and Milberg Weiss Bershad Hynes & Lerach LLP and Sirota and Sirota LLP, each solely in its capacity as Plaintiffs' Co-Lead Counsel and supervisor of the administration of the Settlement.

                                    RECITALS

         WHEREAS, Assignor is the beneficial holder of 2,200 Common Units of Capital Lending Strategies, LLC ("Capital Lending"), a Texas limited liability company governed by the Amended and Restated Regulations of CL Capital Lending, LLC, dated February 11, 2003 and amended by that certain First Amendment to Amended and Restated Regulations of CL Capital Lending, LLC, dated as of April 29, 2003 (together, and as may be amended, modified or supplemented from time to time, the "Regulations").

         WHEREAS, Assignor is party to that certain Stipulation and Agreement of Settlement dated as of July 30, 2003 (the "Stipulation") related to the court action entitled In re: FirstPlus Financial Group, Inc. Securities Litigation, No. 3:98-CV-2551-M (the "Action").

         WHEREAS, the Stipulation provides that Assignor will assign the Certificate to Assignee, subject to the Escrow Agreement and the Stipulation, as part of the Settlement Fund.

         WHEREAS, pending the transfer of the Certificate, Assignor desires to assign to Assignee all of its right, title and interest to any distribution of cash or property from Capital Lending as described herein.

         WHEREAS, Capital Lending, Assignee and Plaintiffs' Co-Lead Counsel have entered into that certain Escrow Agreement, dated as of the date hereof (the "Escrow Agreement").

         WHEREAS, Capital Lending, Assignee and Plaintiffs' Co-Lead Counsel have entered into that certain Registration Rights Agreement, dated as of the date hereof (the "Registration Rights Agreement").

         NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, in accordance with the provisions of applicable law, the parties hereby agree as follows (Initial capitalized terms not defined in this Agreement will have meanings ascribed to such terms in the Stipulation):

                                    AGREEMENT

         1. Assignment.

                  (a) Effective solely upon the receipt by Assignor of written notice from Capital Lending informing Assignor that Capital Lending has received notice from the U.S. Securities and Exchange Commission informing Capital Lending of the effectiveness of a registration statement under the Securities Act of 1933, as amended, covering the distribution of Registrable Securities (as defined in the Registration Rights Agreement) to the Holders (as defined in the Registration Rights Agreement), Assignor hereby assigns, transfers and delivers Certificate No. 002 representing 580 Common Units of Capital Lending (the "LLC Interest") to Assignee, on behalf of the Authorized Claimants as part of the Settlement Fund, including all related rights of Assignor under the Regulations free and clear of liens, claims, charges, encumbrances, restrictions, and voting agreements (except as otherwise set forth in the organizational documents of Capital Lending, agreements between Capital Lending and the holders of the common equity securities of Capital Lending or the Stipulation and the other agreements, instruments or other documents delivered pursuant to the Stipulation).

                  (b) Upon execution of this Agreement, Assignor shall deliver to the Escrow Agent, on behalf of the Authorized Claimants as part of the Settlement Fund, in accordance with the written instructions of the Escrow Agent to be delivered by the Escrow Agent to Assignor as soon as practicable after the date of this Agreement, the Certificate endorsed in blank, medallion signature guaranteed or accompanied by duly executed assignment documents to be held by the Escrow Agent in escrow pending (i) a distribution of Registrable Securities pursuant to the Registration Rights Agreement and the Stipulation or (ii) the Repurchase described in Section 5 below.

                  (c) Assignor hereby assigns, transfers and delivers to Assignee, on behalf of the Authorized Claimants as part of the Settlement Fund, all of its right, title and interest to any distribution of cash or property from Capital Lending with respect to the LLC Interest in accordance with Section
7.3 and/or Section 7.4 of the Regulations (each, an "Assigned Distribution") to the extent the amount of such Assigned Distribution exceeds the amount of taxes payable by Assignor on the amount of income allocable to Assignor with respect to the LLC Interest for the fiscal quarter for which such Tax Distribution (as defined in the Regulations) were made.

         2. Assumption and Acceptance. Assignee hereby accepts the foregoing assignments and assumes the obligations of Assignor under the Regulations relating thereto, to the extent applicable, and agrees to be bound by the terms of the Regulations.

         3. Termination or Failure of Settlement. If the Settlement is terminated or fails to become effective for any reason, Assignee shall deliver to Assignor the Certificate endorsed in blank or accompanied by duly executed assignment documents and all right, title and interest in the Certificate and the LLC Interest represented thereby, including all right, title and interest to Assigned Distributions, shall revert back to, and vest in, Assignor immediately upon such termination or failure of the Settlement.


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

         4. Regulations. Assignor and Assignee agree that the LLC Interest and any Assigned Distribution is subject to and bound by the terms of the Regulations and the Stipulation.

         5. Repurchase.

                  (a) In the event that the Escrow Agent has not received a written notice stating that a registration statement relating to the distribution of Registrable Securities to the Authorized Claimants has been declared effective by the U.S. Securities and Exchange Commission on or before the seven year anniversary date of this Agreement, then the Plaintiffs' Co-Lead Counsel, in their sole discretion, may cause Assignor to repurchase (the "Repurchase") all but not less than all of the LLC Interest, including all right, title and interest to the Assigned Distributions (together, the "Repurchase Interest") for the price determined in accordance with Section 5(b) below (the "Repurchase Price"). The Plaintiffs' Co-Lead Counsel shall jointly give Assignor 90 days' prior written notice of exercise (the "Repurchase Notice"). The Company shall pay to the Plaintiffs' Co-Lead Counsel, as Escrow Agents under the Stipulation, the Repurchase Price on the 91st day following written notice of exercise to be applied to the Settlement Fund pursuant to the Stipulation.

                  (b) The Repurchase Price shall be as determined by Assignor and the Plaintiffs' Co-Lead Counsel. If the parties cannot agree as to the Repurchase Price, the Repurchase Price shall be the fair market value of the Repurchase Interest determined by an independent appraiser or investment banker selected jointly by the parties. The Plaintiffs' Co-Lead Counsel, solely in their capacity as supervisors of the administration of the Settlement pursuant to paragraph 12 of the Stipulation, agree to cause the Settlement Fund to pay the costs of such valuation or appraisal.

         6. Address for Distributions and Notifications. Assignor and Assignee hereby instruct the Manager to henceforth send all Assigned Distributions to Assignee, on behalf of the Authorized Claimants as part of the Settlement Fund, in accordance with the written instructions of Plaintiffs' Co-Lead Counsel to be delivered by Plaintiffs' Co-Lead Counsel to the Manager as soon as practicable after the date of this Agreement.

         7. Further Assurances. Assignor hereby agrees to execute and deliver such further documents and instruments of conveyance and transfer and to take such other action as Assignee may reasonably request to effectively convey and transfer to Assignee any of the rights, interests or documents intended to be transferred and assigned hereby. In addition, Assignor hereby agrees to deliver to Assignee any certification or other documentation regarding the calculation or payment of the Assigned Distributions.

         8. Binding Effect. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto, their respective successors and assigns.

         9. Governing Law. The internal substantive laws, and not the laws of conflicts, of the State of Texas shall govern the enforceability and validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties. The Court


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

in the Action shall have continuing jurisdiction over the parties hereto for the purpose of construing and enforcing this Agreement.

         10. Entire Agreement. This Agreement and the documents delivered pursuant to this Agreement embody the entire agreement and understanding of the parties hereto in respect of the transactions contemplated by this Agreement.

         11. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute but one agreement.




                            [Signature page follows.]


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
         IN WITNESS WHEREOF, this Assignment and Assumption Agreement has been executed as of the day and year first written above.


                                     FIRSTPLUS FINANCIAL GROUP, INC.


                                     By:      /s/ Daniel T. Phillips
                                         --------------------------------
                                     Name:    Daniel T. Phillips
                                         --------------------------------
                                     Title:   CEO
                                         --------------------------------


                                     Address for Notices:
                                     5100 N. O'Connor Blvd.
                                     4th Floor
                                     Irving, Texas  75039
                                     Attention:  Chief Executive Officer
                                     Telecopy No.: 214.231.7602


                                     /s/ Edward P. Doremus, III
                                     --------------------------
                                     CLASS REPRESENTATIVE EDWARD P. DOREMUS, III


                                     Address for Notices:
                                     c/o Milberg Weiss Bershad Hynes &
                                         Lerach LLP
                                     401 B Street, Suite 1700
                                     San Diego, California  92101
                                     Attention:  Joy Bull, Esq.
                                     Telecopy No.: 619.231.7423

                                     MILBERG WEISS BERSHAD HYNES & LERACH LLP, as Plaintiffs' Co-Lead Counsel and Supervisor of the Administration of the Settlement



                                     By:      /s/ Joy Ann Bull
                                         --------------------------------
                                     Name:    Joy Ann Bull
                                         --------------------------------
                                     Title:   A Member of the Firm
                                         --------------------------------


                                     Address for Notices:
                                     401 B Street, Suite 1700
                                     San Diego, California  92101
                                     Attention:  Joy Bull, Esq.
                                     Telecopy No.: 619.231.7423

                                     SIROTA & SIROTA LLP,
                                     as Plaintiffs' Co-Lead Counsel and
                                     Supervisor of the Administration of the
                                     Settlement


                                     By:      /s/ Rachell Sirota
                                         --------------------------------
                                     Name:    Rachell Sirota
                                         --------------------------------
                                     Title:   Partner
                                         --------------------------------


                                     Address for Notices:
                                     110 Wall Street, 21st Floor
                                     New York, New York  10005
                                     Attention:  Rachell Sirota, Esq.
                                     Telecopy No.: 212.425.9093